6. Software License and Services Agreement	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Software License and Services Agreement

As described in Note 1 under the caption Sky Rover Stock Purchase Agreement, we had previously intended to market the EGD through a reward program. GX-Life has determined that incorporating a crypto-asset other than EGD into a reward program would be important to its success. As a result, on October 21, 2015, GX-Life entered into a $2.5 million Subscription Agreement with Great Coin under which it made an initial purchase of 700,000 GX Coins for $350,000. However, the purchase was never consummated because the Subscription Agreement was subsequently superseded and replaced by way of a February 17, 2016 Software License and Services Agreement with Great Coin (the “Software License Agreement”) under which Great Coin granted a license for the GX Coins for an upfront license fee of $350,000 which was deemed paid by the payment made in October 2015 and the remaining obligations under the Subscription Agreement were canceled. The agreement was accounted for under newly adopted ASU 2015-05 as documented in Note 2. The GX Coins are a digital currency, a form of crypto-asset, which we are incorporating into a reward program for our consumer products sales programs.

Under the Software License Agreement, which has a term of 10 years, members of our consumer product sales programs may elect to convert status or rewards points into GX Coins at agreed-to conversion rates. When a member converts status or reward points, we will record revenues, excluding the conversion fee payable to Great Coin, equal to 80% of the conversion amount, up to $4,000,000 in total conversion amounts, and 50% of the conversion amount thereafter.

We have classified the $350,000 as a separate line item in our consolidated balance sheet and it will be amortized on a straight-line basis over the expected period of benefit.